UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2021

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.01 par value	WDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On April 30, 2021, pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 2, 2020, by and among Macquarie Management Holdings, Inc., a Delaware corporation (“Parent”), Merry Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), and (solely for purposes of Section 9.15 of the Merger Agreement) Macquarie Financial Holdings Pty Ltd, an Australian proprietary company formed under the laws of the Commonwealth of Australia, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the consummation of the Merger, effective as of April 30, 2021, the Company terminated the Credit Agreement, dated October 20, 2020, by and among the Company, the lenders party thereto, Bank of America, N.A., as Administrative Agent for the lenders and Swing Line Lender, and BofA Securities, Inc., as Sole Lead Arranger and Sole Bookrunner (the “Credit Agreement”). In connection with the termination of the Credit Agreement, all unpaid fees thereunder were paid in full and all commitments thereunder were terminated. There were no outstanding borrowings under the Credit Agreement at the time of termination.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in the introductory note, which is incorporated herein by reference, on April 30, 2021, pursuant to the terms and conditions of the Merger Agreement, the Merger was completed.

At the effective time of the Merger (the “Effective Time”), each share of Class A Common Stock of the Company, par value $0.01 (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock directly owned and held by Parent or Merger Sub) was converted into the right to receive $25.00 per share in cash, without interest (the “Merger Consideration”) and subject to any withholding of taxes required by applicable law in accordance with the Merger Agreement.

In addition, pursuant to the Merger Agreement, each restricted stock unit (each, a “Company RSU”) that was granted under the Waddell & Reed Financial, Inc. Cash Settled RSU Plan, as amended and restated, effective February 19, 2020, or the Waddell & Reed Financial, Inc. Stock Incentive Plan, as amended and restated (the “Company Stock Incentive Plan”), whether vested or unvested, was terminated and cancelled as of immediately prior to the Effective Time and converted into the right to receive a cash payment equal to (i) (A) the Merger Consideration, multiplied by (B) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time, plus (ii) the amount of any accrued but unpaid dividend equivalent rights under such Company RSU, net of any taxes withheld pursuant to the Merger Agreement.

In addition, immediately prior to the Effective Time, each share of Company Common Stock granted or issued under the Company Stock Incentive Plan that was subject to vesting or other forfeiture conditions or repurchase by the Company (“Company Restricted Stock”) vested in full and any forfeiture restrictions applicable to such Company Restricted Stock immediately lapsed. By virtue of the Merger, and without any action on the part of the holder thereof, each share of Company Restricted Stock was treated as a share of Company Common Stock for all purposes of the Merger Agreement, including the right to receive the Merger Consideration in accordance with the terms thereof, less applicable taxes required to be withheld with respect to such vesting.

Immediately following the Effective Time, pursuant to the terms and conditions of the Stock and Asset Purchase Agreement, dated as of December 2, 2020, by and between LPL Holdings, Inc., a Massachusetts corporation (“LPL”), and Parent, LPL acquired from Parent the Company’s wealth management business (including the broker-dealer services, investment advisory services and insurance products provided by Waddell & Reed, Inc. or any of its subsidiaries through independent financial advisors associated with Waddell & Reed, Inc.).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on December 4, 2020 and is incorporated by reference herein.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

As a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which are incorporated by reference herein, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger has been completed and that, at the Effective Time, shares of Company Common Stock issued and outstanding as of immediately prior to the Effective Time were cancelled and converted into the right to receive the Merger Consideration. The Company requested that shares of Company Common Stock, which traded under the symbol “WDR”, cease to be traded on the NYSE as of the close of trading on April 30, 2021 and be delisted from NYSE. The Company requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the shares of Company Common Stock. The delisting of the Company Common Stock from the NYSE will be effective 10 days after the filing of the Form 25. The Company intends to file with the SEC a Form 15 Certification and Notice of Termination of Registration under Section 12(g) of the Exchange Act or Suspension of Duty to File Reports Pursuant to Sections 13 and 15(d) of the Exchange Act requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

In connection with the deregistration of the shares of Company Common Stock described above, the Company also intends to file post-effective amendments to certain of its outstanding registration statements to terminate the effectiveness of such registration statements and remove from registration any and all unsold securities under such registration statements.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As a result of the Merger and at the Effective Time, each share of Company Common Stock ceased to be issued and outstanding and was cancelled and retired and ceased to exist, and each holder of Company Common Stock ceased to have any rights with respect to such shares, except the right to receive the Merger Consideration as set forth in the Merger Agreement. Additionally, any share of Company Common Stock directly owned and held by Parent or Merger Sub ceased to be outstanding and was cancelled without payment of any consideration therefor and ceased to exist.

The information set forth in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company became a wholly owned subsidiary of Parent and, accordingly, a change in control of the Company occurred. The Merger Consideration was funded by Parent through cash on hand.

The information set forth in Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the Effective Time, in accordance with the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, Shawn K. Lytle, Roger A. Early, and David F. Connor, became the directors of the Surviving Corporation. All of the previous directors of the Company ceased to serve as the directors of the Company effective as of the Effective Time.

At the Effective Time, in accordance with the Merger Agreement, the officers of Merger Sub immediately prior to the Effective Time, including the individuals set forth below, became the officers of the Surviving Corporation:

Shawn K. Lytle	President/ Head of Global Macquarie Investment Management
Roger A. Early	Executive Vice President/Chief Investment Officer-US Fixed Income
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie
Stephen J. Busch	Senior Vice President/Global Head of Fund Services and US SMA Operations/Managing Director, Investments Business Management/Division Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director
Susan L. Natalini	Senior Vice President/Chief Operations Officer-Equity and Fixed Income/ Division Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director

All of the previous officers of the Company were removed from their positions as officers of the Company effective as of the Effective Time.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s Restated Certificate of Incorporation was amended and restated in its entirety, and is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

At the Effective Time, the Company’s Amended and Restated Bylaws were amended and restated in their entirety to be the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except with respect to the name of the Company), and are filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 2, 2020, by and among Macquarie Management Holdings, Inc., Merry Merger Sub, Inc., Waddell & Reed Financial, Inc., and (solely for purposes of Section 9.15) Macquarie Financial Holdings Pty Ltd (incorporated by reference to Exhibit 2.1 of Waddell & Reed Financial, Inc.’s Current Report on Form 8-K filed on December 4, 2020)
3.1	Amended and Restated Certificate of Incorporation of Waddell & Reed Financial, Inc.
3.2	By-laws of Waddell & Reed Financial, Inc.
104	Cover Page Interactive Data File (embedded as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: April 30, 2021	By:	/s/ Shawn K. Lytle
President